SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


    DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 2, 2000


                              NTL INCORPORATED
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             (Exact Name of Registrant as Specified in Charter)


    Delaware                        0-30673               13-4105887
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   (State or Other                (Commission            (IRS Employer
   Jurisdiction of                File Number)           Identification No.)
   Incorporation)


               110 East 59th Street, New York, New York 10022
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            (Address of Principal Executive Offices) (Zip Code)


     Registrant's Telephone Number, including area code: (212) 906-8440


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       (Former Name or Former Address, if Changed Since Last Report)




Item 5.    Other Events.

        On November 2, 2000, NTL Incorporated announced that following the acquisition of CWC ConsumerCo and the integration of several other acquisitions over the last 18 months, it has carried out a comprehensive business review and has identified significant cost savings which will enhance NTL Incorporated group's ongoing performance.

        The press release containing this announcement is attached hereto as Exhibit 99.1 and is incorporated by reference.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

99.1       Press release, issued November 2, 2000.


                                 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NTL INCORPORATED
                                        (Registrant)

                                        By: /s/ Richard J. Lubasch
                                           -----------------------------
                                           Name:  Richard J. Lubasch
                                           Title: Executive Vice President-
                                                  General Counsel

Dated: November 2, 2000


                               EXHIBIT INDEX

Exhibit                                                          Page

99.1       Press release, issued November 2, 2000